                                                                   EXHIBIT 23(C)

                              ACCOUNTANTS' CONSENT

The Board of Directors
Fidelity National Corporation

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.

                                          KPMG PEAT MARWICK LLP

Atlanta, Georgia

November 5, 1997